CASINO SERVICES AGREEMENT
                            -------------------------


     THIS CASINO SERVICES AGREEMENT (the "Agreement"), is made and entered into as of the 12th day of October 2004, by and between CC Tollgate LLC, a Delaware limited liability company ("Owner") and Century Resorts International Limited, a Mauritian corporation ("Manager").

                                   WITNESSETH

     WHEREAS, Owner shall use its best efforts to obtain all necessary approvals from the relevant authorities in Colorado to develop and operate a gaming/hotel/entertainment facility to be situated in Central City, Colorado, USA (the "Casino"); and

     WHEREAS, this Agreement shall become effective once Owner has successfully secured the license necessary to develop and operate the Casino as outlined in the above Whereas paragraph; and

     WHEREAS, Owner desires to engage Manager to provide the expertise necessary to manage the Casino and Manager is willing to provide such services on behalf of and for the account of Owner on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                            I. APPOINTMENT OF MANAGER

     1.1 Owner hereby appoints, hires and employs Manager, as Owner's exclusive agent, to provide expertise for the management of the Casino on behalf of and for the account of Owner during the term of this Agreement. Manager hereby accepts such appointment upon and subject to the terms, conditions, covenants and provisions set forth herein. Manager agrees to act in compliance with this Agreement and in broad conformity with the applicable Annual Operating Plan.

     1.2 Owner hereby agrees that, subject to the limitations described herein, Manager shall have uninterrupted control in providing its services for the management of the Casino during the term of this Agreement, free of molestation, eviction or disturbance by Owner or any third party through or under Owner.

                              II. TERM OF AGREEMENT

     2.1 Unless sooner terminated pursuant to the provisions of this Agreement, the initial term of this Agreement shall be deemed to have commenced as of the Effective Date and shall expire on the twentieth (20th) anniversary of the opening date of the Casino. Manager shall have the right, in its sole discretion, to extend the term of this Agreement for additional twenty (20) year terms on the same terms and conditions.

     2.2 This Agreement shall terminate upon the occurrence of any of the following events: (i) the expiration of the term of Agreement; (ii) the agreement by both parties in writing to terminate this Agreement; (iii) the exercise of any termination right expressly granted to either Owner or Manager in this Agreement; (iv) the revocation or suspension, or termination of Owner's Gaming License for a period of more than one (1) year or the non renewal of Owner's Gaming License.

     2.3 All sums owed by either party to the other shall be paid immediately upon termination of this Agreement. In the event of any termination of this Agreement, Owner shall, notwithstanding such termination, be liable to Manager for the fees earned in conformity with this Agreement prior to such termination as follows: (i) any unpaid accrued portion of the service fee (including any unpaid accrued interest thereon), if any, plus (ii) all reimbursable costs to Manager which were properly incurred prior to termination in connection with the performance of Manager's obligations in conformity with this Agreement. If the termination of this Agreement is a consequence of Owner's Default, Owner shall also be liable to Manager for all reasonable costs (including, but not limited to, severance pay or settlements and moving expenses of Manager's employees, if any, and any attorney's fees, expenses, and losses as the result of such severance) incurred as a direct result of Owner's Default. If the termination of this Agreement is a consequence of Manager's Default, Manager shall not have the right to collect any amounts due Manager under this section from the Bank Accounts. In such event, Owner shall pay Manager within five (5) business days of the date of termination the amounts owed Manager described in clauses (i) and
(ii) above through the date of termination. Notwithstanding the preceding sentence, if Owner shall have properly instituted a legal proceeding arising from Manager's Default, Owner shall have the right to place in escrow that portion of the amount due Manager under clauses (i) and (ii) which is equal to the actual damages or expenses sought in such proceeding by Owner as a result of Manager's Default, pending the release of such funds to the appropriate party upon (i) the entry of any final non-appealable award of damages or expenses to Owner, or (ii) any final non-appealable decision by the relevant court or arbitrator in favor of Manager.

                           III. SERVICE FEE, EXPENSES

     3.1 During the Term of this Agreement, Manager shall be paid the service fee set forth herein. Failure to pay the service fee in accordance with the time periods set forth in this Agreement shall constitute a breach of this Agreement. Starting with the Opening Date, the service fee shall be a fixed amount of xxxxxxxx xxx xxxxxxx xxxxx xxxxxxx xxx xxxxx xxxxxxxxx per year, payable in twelve equal installments of xxxxxxx xxxxxx xxx xxxxxxxx xxx xxxx xxxxxxxx. This amount shall be increased by the Consumer Price Index on an annual (at the end of each calendar year) basis.

     3.2 From the Effective Date of this Agreement until the Opening Date, the service fee shall be a monthly amount of xxxxxxx xxxxxxx xxx xxxxxxxx xxx xxxxxxx xxx xxxxxx payable from Owner to Manager.

     3.3 The service fee described above shall be paid from Owner to Manager on the tenth (10th) day of each month, for the preceding month. Owner hereby authorizes Manager to pay itself the monthly service fee due from the Bank Accounts. Notwithstanding the foregoing, all Operating Expenses shall be paid directly from the Bank Accounts.


                      IV. FACILITY DEVELOPMENT, PRE-OPENING

     4.1 From the Effective Date of this Agreement until the Casino is substantially completed (including the installation of FF&E), Manager, either directly or through one or more of its Affiliates, shall provide the technical and pre-opening services described below:

     (i) As soon as practicable after the Effective Date of this Agreement, after Owner has demonstrated and represented, to Manager's reasonable satisfaction, that the total funding for the hotel and Casino development is in place, Manager shall present to Owner a proposed development plan, including Manager's plan and schedule for developing the Casino as well as a development and pre-opening budget for the Casino. Manager shall consult with Owner in the preparation of the development plan, provided Owner makes its representatives readily available for such consultation.

     (ii) Manager will prepare specific operational and functional criteria for the Casino for use by the architects and the designers in the preparation of the plans and specifications;

     (iii)Manager   shall  advise  and  consult  with  the   architects  in  the
          development of schematic, preliminary and working plans and specifications and the designers in the selection and specifications of FF&E;

     (iv) Manager shall review and make recommendations to architects and the designers in the selection and layout of the FF&E in accordance with the FF&E specifications and the plans and specifications.

     (v) Manager shall implement the marketing portion of the development plan, including, but not limited to, direct sales, media and direct mail advertising, promotion, publicity and public relations designed to attract customers to the Casino from and after the opening date.

     (vi) Manager shall, and shall have the sole authority to, recruit, hire, provide orientation to, train, supervise, promote and determine the compensation (which must be within normal and reasonable industry standards) of and discharge all executive and general staff of the Casino on behalf of Owner, including all Casino personnel to be utilized during the period from the Effective Date hereto until the opening date and beyond in accordance with the approved development plan.

     4.2 Owner shall engage and retain, at Owner's sole cost and expense, such architects, engineers, contractors, designers and other specialists as Manager and Owner deem necessary to prepare all plans, construction drawings, surveys, materials, specifications, architectural drawings, elevations, engineering plans and drawings, approved plans and all other plans, studies or reports required for the construction of the Casino and for the purchase and installation of the FF&E.

     4.3 The FF&E shall (i) bear the name or identifying characteristic or logo of the Casino, where appropriate, (ii) be of a quality to enable the Casino to be, and remain, competitive in its marketplace, and (iii) comply with all applicable laws, rules and regulations.

     4.4 The Casino shall be opened to the public on a date established by Owner and Manager ("Estimated Opening Date") upon satisfaction of the following: (i) the architects or contractors have issued to Owner a certificate of substantial completion confirming that the Casino has been substantially completed in accordance with the plans and specifications, (ii) the designers have issued to Owner a certificate of substantial completion confirming that the FF&E have been substantially installed therein in accordance with the FF&E specifications and the plans and specifications, (iii) all operating permits (including, without limitation, a certificate of occupancy or local equivalent, gaming/casino, liquor and restaurant licenses and all permits, certificates and other licenses required by any authority) have been obtained, (iv) the initial cash needs and the working capital for the Casino as determined by Manager and the Casino Bankroll have been furnished by Owner, (v) Manager is satisfied that all operational systems have been adequately tested on a "dry-run" basis to the satisfaction of Manager (and any appropriate governmental authorities if required), and (vi) all other governmental requirements necessary to open, occupy and operate the Casino have been satisfied. Manager shall use all reasonable efforts in the performance of its duties under this Agreement to assist Owner in achieving the satisfaction of all of the foregoing requirements by the Estimated Opening Date.

     4.5 All costs and expenses properly incurred in connection with the technical and pre-opening services of Manager ("Pre-Opening Expenses") shall be paid from the Bank Accounts. Owner shall deposit, in advance, such sums in accordance with the schedule as shall be established by the parties in the development plan and Owner shall maintain sufficient funds therein to pay all Pre-Opening Expenses in accordance with monthly schedules to be prepared by Manager and submitted to Owner.

                              V. CASINO OPERATIONS
                              --------------------

     5.1 On or before November 15 of each year, Manager shall submit to Owner an annual operating plan for the operation of the Casino for the forthcoming year (each such annual operating plan is referred to herein as an "Annual Operating Plan"), which shall include an annual marketing plan, annual operating budget by month (the "Annual Operating Budget"), annual estimate of key operating statistics, annual projection of sources of cash, and a projection of capital expenditures. The Annual Operating Plan shall include sufficient amounts for maintenance and repairs to keep the Casino in good operating condition. Manager will consult with Owner in preparing the Annual Operating Plan, provided that Owner makes its representative readily available for such consultations. If Owner and Manager cannot agree on certain portions of the proposed Annual Operating Plan or an Annual Operating Budget contained therein, the undisputed portions of the proposed Annual Operating Plan or Annual Operating Budget shall be deemed to be adopted and approved. With respect to objectionable items in any proposed Annual Operating Budget, the corresponding item contained in the Annual Operating Budget for the preceding year shall be substituted in lieu of the disputed portions of the proposed Annual Operating Budget, excluding, however, line items in the previous Annual Operating Budget for extraordinary expenses or revenues. In any instance where a portion of an Annual Operating Budget from a preceding year is deemed to be applicable to the Annual Operating Budget in effect until a new Annual Operating Budget is fully approved, corresponding items contained in the Annual Operating Budget for the preceding year shall be automatically adjusted by a percentage equal to the percentage change in the Consumer Price Index during the preceding year. Tollgate Venture, LLC shall have the right to provide input in the discussions between Owner and Manager about the Annual Operating Plan, and Owner shall consider such input in its discussions with Manager.

     5.2 Except as provided elsewhere in this Agreement, Manager shall not, without Owner's prior written consent, incur any expenses or make any disbursements that are either not provided for in an Annual Operating Budget or are in excess of fifty percent (50%) of the amount approved for a particular item in such Annual Operating Budget unless otherwise permitted; provided, however, that if a savings of up to $250,000 (two hundred fifty thousand Dollars) is obtained for a line item, such amount may be reallocated so as to allow an excess disbursement in an amount up to the amount saved with respect to another line item. Any request by Manager to make any expenditure or incur any obligation in excess of fifty percent (50%) of an amount set forth in the Annual Operating Budget contained in the applicable Annual Operating Plan or which falls into any category of expenditures which is required by any law to have the prior approval of Owner, shall be submitted to Owner in writing with an explanation of such expenditure. Owner shall respond to any request within ten
(10) days after the receipt  thereof.  If Owner fails to respond within such ten
(10) day period, the proposed expenditure shall be deemed approved.

     5.3 Manager may make, enter into and perform, in the name of, for the account of, on behalf of, and at the expense of Owner, any contracts and agreements provided for under this Agreement and each Annual Operating Plan and Annual Operating Budget, so long as Manager has complied with all the requirements of this Agreement with respect to such contracts and agreements. All costs and expenses reasonably incurred by Manager or an Affiliate of Manager in accordance with this Agreement, the Annual Operating Plan and the Annual Operating Budget shall be for and on behalf of Owner and for Owner's account. All debts and liabilities properly incurred by Manager under this Agreement to third parties on behalf of either Owner or the Casino are and shall remain the sole obligations of Owner.

     5.4 During the Term of this Agreement, Manager shall maintain full and adequate books of account and records ("Books and Records") reflecting the results of the operation of the Casino on an accrual basis, all in accordance with generally accepted accounting principles consistently applied in all material respects. The Books and Records shall be kept separate and distinct from all other operations and businesses of Manager or Affiliates of Manager. All such Books and Records shall at all times be the property of Owner and shall not be removed from the approved location by Manager without Owner's written approval except as required by general laws. Upon any termination of this Agreement, all Books and Records shall immediately be turned over to Owner so as to ensure the orderly continuance of the operation of the Casino, but (i) Manager may make and retain copies of all or any portion of the Books and Records needed for its own record keeping and (ii) such Books and Records shall be available to Manager for a period of five years after termination of this Agreement at all reasonable times for inspection, audit, examination and transcription of particulars relating to the period in which Manager managed the Casino.

     5.5 All Annual Operating Plans and Budgets are intended only to be reasonable estimates based on Manager's best business judgment and Manager shall not be liable or responsible in any way, shape or form if any of the budgeted figures are not attained or there is any variance between the actual revenues and expenditures and the amounts set forth in any Annual Operating Plans and Budgets. Owner acknowledges that Manager has not made any guarantees, warranty or representation of any nature concerning or related to the amounts of Gaming Revenue to be generated and Operating Expenses to be incurred from the operation of the Casino during the term of this Agreement.

     5.6 Manager shall have the discretion and authority to determine operating policies and procedures, standards of operation, staffing levels and organization, win payment arrangements, standards of service and maintenance, pricing, and other policies affecting the Casino, or the operation thereof, to implement all such policies and procedures, and to perform any act on behalf of Owner which Manager deems necessary or desirable in its good faith business judgment for the operation and maintenance of the Casino on behalf, for the account and at the expense of Owner.

     5.7 Owner shall establish one or more bank accounts that are necessary for the operation of the Casino at various banking institutions chosen by Owner and Manager (such accounts are hereinafter collectively referred to as the "Bank Accounts"). The accounts shall be in the name of Owner, but, except as provided in the following sentence, Manager's designees shall be the only persons authorized to draw upon the Bank Accounts. If Manager has committed an Event of Default which continues during the term of any applicable cure periods, or if Manager has acted in bad faith with respect to Owner's funds in the Bank Accounts, then Owner shall have the right to assume control of the Bank Accounts upon ten (10) business days' prior written notice to Manager, whereupon the signatures of two (2) members of Owner shall be required to draw upon the Bank Accounts. The Bank Accounts shall be interest bearing accounts if such accounts are reasonably available and all interest thereon shall be credited to the Bank Accounts. All gross revenues received by Manager from the operations of the Casino shall be deposited in the Bank Accounts and Manager shall pay out of the Bank Accounts, to the extent of the funds therein, from time to time, all Operating Expenses and other amounts required by Manager to perform its obligations under this Agreement. Owner shall bear the risk of the insolvency of any financial institution holding such Bank Accounts.

     5.8 Without limiting the generality of this section, in the event that a condition exists in, on, or about the Casino of a nature reasonably believed by Manager to be an emergency, including structural repairs, which Manager believes requires immediate repair to preserve and protect the Casino and assure its continued operation or to protect the safety and welfare of the Casino's customers, guests or employees, Manager, on behalf of and at the expense of Owner, shall take all reasonable steps and make all reasonable expenditures necessary to repair and correct any such condition, whether or not provisions have been made in the applicable budgets for any such emergency expenditures. Expenditures made by Manager in connection with an emergency shall be paid from the Bank Accounts. Owner shall replenish funds paid from the Bank Accounts with any insurance proceeds, if any, received by Owner with respect to such emergency condition or situation, and Owner shall replace any difference between the insurance proceeds, if any, and the amount used for such emergency from the Bank Accounts. Manager shall promptly notify Owner of any emergency expenditures made pursuant to this section.

                              VI. EVENTS OF DEFAULT
                              ---------------------

     6.1 The occurrence of any one or more of the events described in this section which is not cured within the time permitted shall constitute a default under this Agreement (hereinafter referred to as a "Default" or an "Event of Default") as to the party failing in the performance or effecting the breaching act.

     a) Manager's Defaults. Manager shall have committed a "Manager's Default" if Manager shall:

     (i) file a voluntary petition in bankruptcy or insolvency, or a petition for relief or reorganization under any bankruptcy or insolvency law;

     (ii) consent to an involuntary petition in bankruptcy or fail to vacate any order approving an involuntary petition within sixty (60) days from the date of entry thereof;

     (iii)assign for the benefit of its creditors all or any substantial part of its assets, or consent to the appointment of a receiver, liquidator, custodian or trustee in bankruptcy for Manager of all or any substantial part of its assets;

     (iv) fail to materially perform or materially comply with any of the covenants, agreed terms or conditions contained in this Agreement applicable to Manager (other than monetary payments) and such failure shall continue for a period of forty-five (45) days after written notice thereof from Owner to Manager specifying in detail the nature of such failure, or, in the case such failure is of a nature that it cannot, with due diligence and good faith, be cured within forty-five
          (45) days, if Manager fails to proceed promptly and with all due diligence and in good faith to cure the same and thereafter to prosecute the curing of such failure to completion with all due diligence within ninety (90) days thereafter.

If the only result of the failure by Manager to act is a monetary loss to Owner which is not otherwise capable of being cured by Manager, then Manager shall not be in Default if Manager reimburses Owner for such losses within ninety (90) business days of incurring such loss or otherwise protects Owner against such loss in a manner reasonably acceptable to Owner.

     b) Owner's Default. Owner shall have committed an "Owner's Default" if Owner shall:

     (i) file a voluntary petition in bankruptcy or insolvency, or a petition for relief or reorganization under any bankruptcy or insolvency law;

     (ii) consent to an involuntary petition in bankruptcy or fail to vacate any order approving an involuntary petition within sixty (60) days from the date of entry thereof;

     (iii)assign for the benefit of its creditors all or any substantial part of its assets, or the consent to the appointment of a receiver, liquidator, custodian or trustee in bankruptcy for all or any substantial part of its assets;

     (iv) fail to make any monetary payment required under this Agreement, including, but not limited to, the management fee or Owner's Advances, on or before the due date recited herein and said failure continues for five (5) business days after written notice from Manager specifying such failure; or

     (v) fail to perform or materially comply with any of the other covenants, agreements, terms or conditions contained in this Agreement applicable to Owner (other than monetary payments - see above) and such failure shall continue for a period of forty-five (45) days after written notice thereof from Manager to Owner specifying in detail the nature of such failure, or, in the case such failure is of a nature that it cannot, with due diligence and good faith, cure within forty-five (45) days, if Owner fails to proceed promptly and with all due diligence and in good faith to cure the same and thereafter to prosecute the curing of such failure to completion with all due diligence within ninety (90) days thereafter.

     6.2 Upon the occurrence of a Manager's Default,  Owner shall be entitled to
(i) terminate this Agreement by Owner's written notice of termination to Manager and such termination shall be effective forty-five (45) days after delivery of such notice; or (ii) obtain specific performance of Manager's obligations hereunder and injunctive relief. Upon the occurrence of an Owner's Default, Manager shall be entitled to (a) terminate this Agreement by Manager's written notice of termination to Owner, and such termination shall be effective forty-five (45) days after delivery of such notice or such time as a new manager is appointed, whichever is earlier; or (b) obtain specific performance of Owner's obligations hereunder and injunctive relief. In the event of a termination of this Agreement pursuant to clause (a) of this section, Manager shall be entitled to accelerated payment of its projected Management Fee for the sixty (60) month period following the termination date of this Agreement, such projection to be based on the estimated revenues for the Casino in the Casino's most recent Annual Operating Budget. The parties hereby agree that the amount payable as liquidated damages described above is a reasonable estimate of the amount of damages for termination of this Agreement arising out of such Owner Default and the termination of this Agreement and upon payment thereof Manager shall have no further rights, claims or entitlement to damages as a consequence of such termination.

     6.3 No delay or omission as to the exercise of any right or power accruing upon any Event of Default shall impair the non-defaulting party's exercise of any right or power or shall be construed to be a waiver of any Event of Default shall impair the non-defaulting party's exercise of any right or power or shall be construed to be a waiver of any Event of Default or acquiescence therein.

                 7. CERTAIN RIGHTS AND RESPONSIBILITIES OF OWNER
                 -----------------------------------------------

     7.1 Owner shall advance to Manager on a timely and prompt basis immediately available funds with which to conduct the affairs of and maintain the Casino (hereafter referred to as "Owner's Advances") as set forth in this Agreement and as otherwise provided hereunder.

     7.2 Owner shall timely fund to Manager the initial amounts agreed to by the parties set forth in the development plan or any revisions thereof approved by Owner. In the event that Owner or Manager anticipates a delay in the opening of the Casino beyond the Estimated Opening Date, each shall be obligated to immediately notify the other in writing and Owner shall, at the request of Manager, at any time and from time to time, deposit with Manager any additional amounts that are reasonably necessary to pay the additional Pre-Opening Expenses attributable to the delay, which shall include, without limitation, wages and other expenses relating to the Casino's personnel already employed.

     7.3 Thirty (30) days prior to the Estimated Opening Date, Owner shall fund to Manager the working capital necessary to commence operating the Casino, as established by Manager. During the term of this Agreement, within five (5) business days after receipt of written notice from Manager, Owner shall fund Owner's Advances adequate to insure that the working capital is sufficient to support the uninterrupted and efficient ongoing operation of the Casino. The written request for any additional working capital shall be submitted by Manager to Owner on a quarterly basis.

     7.4 Manager shall pay from Gaming Revenues the following items on or before their applicable due date:

     (i) Operating Expenses (including the management fee) and emergency expenditures, if any; and

     (ii) Payments due on any purchase or other financing arrangements relating to the FF&E, and any other expenditures permitted by any Annual Operating Plan; and

     (iii)Any other taxes, expenses or fees which Owner is obligated to pay out of Gaming Revenues by contract (as long as such contract has been brought to the attention of Manager and Owner has requested, in writing, that Manager shall provide this service for the account of Owner) or under law.

Manager's responsibility to make any of the foregoing payments is subject to and conditioned upon Owner making available funds sufficient to make such payments from Gaming Revenue or otherwise in the order set forth above.

     7.5 In addition to the initial cash needs, at least fifteen (15) days prior to the Estimated Opening Date, Owner shall provide the initial Casino Bankroll and shall maintain such amount throughout the term of this Agreement. If the Casino Bankroll required to be provided by Owner is not sufficient or is depleted as a result of losses, Owner shall fund the Casino Bankroll in an amount sufficient to carry on the Casino's operations and in a manner which complies with governmental requirements.

     7.6 Owner and Manager shall cooperate fully with each other during the term of this Agreement to facilitate the performance by Manager of Manager's obligations and responsibilities set forth in this Agreement and to procure and maintain all permits. Owner shall provide Manager with all such information necessary to the performance by Manager of its obligations hereunder as may be reasonably and specifically requested by Manager from time to time.

                             VIII. INSURANCE, DAMAGE
                             -----------------------

     8.1 Owner and Manager shall procure all insurance coverages deemed necessary and adequate, subject in each case to reasonable deductible amounts as determined by Owner and Manager. The premiums for all insurance obtained and the uninsured portion of any loss to which such insurance relates shall be Operating Expenses.

     8.2 In the event of a Minor Casualty, Manager shall repair any damage or destruction at Owner's sole cost and expense. In the event of a Major Casualty, Owner shall have the option, to repair and restore the damaged or destroyed premises.

                                IX. MISCELLANEOUS

     9.1 All notices, demands, consents, requests, approvals, and other communications required or permitted hereunder shall be in writing and shall be deemed effective only upon delivery (whether receipt is accepted or refused) at the addresses set forth below (or at such other addresses as shall be given in writing by any party to the others in accordance with this section). Notices may be delivered by hand, registered or certified mail, electronic mail, or courier service.

         If to Owner:               __________________________
                                    __________________________
                                    __________________________

         with a copy to:            __________________________
                                    __________________________
                                    __________________________

         If to Manager:             __________________________
                                    __________________________
                                    __________________________

         with a copy to:            __________________________
                                    __________________________
                                    __________________________


     9.2 This Agreement shall be governed by the laws of Delaware, USA. The forum for any actions between Owner and Manager will be a court of competent jurisdiction in Delaware, USA.

     9.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns but will not be assignable or delegable by any party without the prior written consent of the other party; provided, however, that nothing in this Agreement is intended to limit Manager's ability to assign its rights or delegate its responsibilities under this Agreement to any direct or indirect Affiliate of Manager.

     9.4 If any provision herein shall be held invalid or unenforceable, such provision shall not affect the validity or enforceability of any other provisions hereof, all of which other provisions shall, in such case, remain in full force and effect.

     9.5 This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all other oral or written agreements between the parties. This Agreement may not be amended, modified, altered or waived, in whole or in part, except by a subsequent writing signed by each of the parties hereto. As long as Tollgate Venture, LLC is a 35% shareholder in Owner, Tollgate Ventury, LLC's approval is required for any amendment, modification or termination of this Agreement.

     9.6 Except as otherwise set forth elsewhere in this Agreement, both parties shall maintain confidentiality with respect to material developments in the course of the development and operation of the Casino. Except as required by any general law (including, without limitation, federal securities exchange and stock exchange or NASD requirements) and casino authorities, material confidential information shall only be made available to such of a party's employees and consultants as are required to have access to the same in order for the recipient party to adequately use such information for the purposes for which it was furnished. Any person to whom such information is disclosed shall be informed of its confidential nature and shall agree to keep it confidential as provided herein. Information provided by one party to the other shall be presumed confidential unless the information is (i) published or in the public domain other than as a result of any action by the recipient thereof, (ii) disclosed to the recipient by a third party, or (iii) presented to the recipient under circumstances which clearly and directly indicate the delivering party does not intend such information to be confidential.

     9.7 In the event of litigation of any dispute or controversy arising from, in, under or concerning this Agreement and any amendments hereof, including, without limiting the generality of the foregoing, any claimed breach hereof, any suit for accounting, or action for dissolution, the prevailing party in such action shall be entitled to recover from the other party in such action, such sum as the court shall fix as reasonable attorneys' fees and expenses incurred by such prevailing party.

     9.8 No consent or waiver, express or implied, by any party to or of any breach or default by any other party in the performance by the other of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by the other party of the same or any other obligations of such party hereunder. Failure on the part of any party to complain of any act or failure to act of the other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a waiver by any such party of its rights hereunder.

     9.9 Manager has the right to remove itself from (terminate) this Agreement in case it reasonably determines that any casino license currently held or applied for by any company within the Century Casinos group of companies might be threatened or put in jeopardy because of this Agreement.

     9.10 Exhibit A ("Definitions") shall be an integral part of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


FOR CC TOLLGATE LLC:



By:  /s/ Peter Hoetzinger                     By:  /s/ E. Janvier Zimpel
     --------------------                          ---------------------
a duly authorized signatory                    a duly authorized signatory
Print name:  Peter Hoetzinger                  Print name:  E. Janvier Zimpel



FOR CENTURY RESORTS INTERNATIONAL LIMITED:



By:  /s/ Peter Hoetzinger
    ---------------------
a duly authorized signatory
Print name: Peter Hoetzinger

                                   DEFINITIONS
                                    EXHIBIT A

Affiliate. The term "Affiliate" shall mean a Person that directly or indirectly, or through one or more intermediaries, controls, is controlled by, or is under common control with the person in question and any stockholder or partner of any person referred to in the preceding clause owning more than fifty percent (50%) or more of such person.

Casino. The term "Casino" means the casino, hotel and entertainment facility, including improvements and fixtures, at the Tollgate and Golden Rose properties in Central City, Colorado, consistent with the concepts set forth in the development plan and in accordance with the plans and specifications.

Casino Bankroll. The term "Casino Bankroll" shall mean an amount of monies determined by Manager as necessary to provide cash-on-hand monies required to operate and maintain the Casino's operation, but in no event shall such amount be less than the amount required by law. In no event shall the Casino Bankroll include amounts necessary to provide for the payment of Operating Expenses, Working Capital or initial cash needs. The Casino Bankroll shall include the funds in the separate accounts in Manager's name plus any funds located on the casino tables, in the gambling devices, cages, vault, counting rooms, or in any other location in the Casino where funds may be found.

Default Rate. The term "Default Rate" shall be defined at US Prime Rate plus ten percent (10%).

Effective Date. The term "Effective Date" shall mean the date when both Owner and Manager have signed this Agreement and their respective boards of directors have ratified such signatures.

FF&E. The term "FF&E" shall mean all furniture, furnishings, equipment, and fixtures, including gaming equipment, computers, housekeeping and maintenance equipment, necessary or appropriate to operate the Casino in conformity with this Agreement.

Gaming Revenue. The term "Gross Gaming Revenue" or "Gaming Revenue" shall mean all gaming receipts less all sums paid out as winnings in connection therewith.

Major Casualty. The term "Major Casualty" shall mean any casualty or accident which results in a damage in excess of fifty percent (50%) of total replacement cost of the Casino.

Minor Casualty. The term "Minor Casualty" shall mean any casualty or accident other than a Major Casualty.

Opening Date. The term "Opening Date" shall mean the first date a revenue-paying customer is admitted to the Casino. The parties shall hereafter confirm the Estimated Opening Date and the Opening Date in an Addendum to this Agreement which shall be attached hereto and made a part hereof.

Operating Expenses. The term "Operating Expenses" shall mean those necessary or reasonable operating expenses, including, without limitation, costs of operating supplies, payroll and benefits, marketing, administration, maintenance, energy and all costs and expenses of licensing Manager's employees, incurred on behalf of Owner after the Opening Date in connection with conducting and operating the Casino, computed on an accrual basis, deductible under Generally Accepted Accounting Principles in determining "Operating Income" (as defined in casino industry practice) for purpose of preparing a statement of operations for the Casino; provided, however, Operating Expenses shall not include depreciation or amortization with respect to the Casino or the F, F&E, debt service or capital replacements deposits. Operating Expenses shall include the management fee.

Owner's Gaming License. The term "Owner's Gaming License" shall mean all licenses, permits, approvals, consents and authorizations from governmental authorities that are necessary to develop, open, operate and occupy the Casino.

Working Capital. The term "Working Capital" shall mean such amount in the Bank Accounts as will be sufficient to reasonably assure the timely payment of all current liabilities of the Casino and the uninterrupted and efficient operation of the Casino during the term of this Agreement to permit Manager to perform its responsibilities and obligations hereunder, all as contemplated by the applicable Annual Operating Plan with reasonable reserves for unanticipated contingencies and for short term business fluctuations resulting from monthly variations between the Annual Operating Plan and actual operating expenses.